Long-Term Incentive Plan	12 Months Ended
Dec. 31, 2019
Share-based Payment Arrangement [Abstract]
Long-Term Incentive Plan	Long-Term Incentive Plan

The compensation committee of our general partner’s board of directors administers our long-term incentive plan (“LTIP”) covering certain of our employees and the independent directors of our general partner. The LTIP primarily consists of phantom units and permits the grant of awards covering an aggregate of 11.9 million of our common units. The estimated units remaining available under the LTIP at December 31, 2019 totaled approximately 1.6 million. The awards include: (i) performance-based awards issued to certain officers and other key employees (“performance-based awards”), (ii) time-based awards issued to certain officers and other key employees (“time-based awards,” and together with performance-based awards, “employee awards”), and (iii) awards issued to independent members of our general partner’s board of directors (“director awards”) that may be deferred and if deferred may be paid in cash. All of the awards include distribution equivalent rights, except non-deferred director awards.

The LTIP requires employee awards to be settled in our common units, except the settlement of distribution equivalents, which we pay in cash. As a result, we classify employee awards as equity. Fair value for these awards is determined on the grant date, and we recognize this value as compensation expense ratably over the requisite service period, which is the vesting period of each award. The vesting period for employee awards is generally three years; however, certain awards have been issued with shorter vesting periods while others have vesting periods of up to four years. Because employee awards contain distribution equivalent rights, the fair value of our employee awards is based on the closing price of our units on the grant date.

Payouts for performance-based awards are subject to the attainment of a financial metric and to an adjustment for our total unitholder return (the “TUR adjustment”), and the fair value of these awards is adjusted for the fair value of the TUR adjustment. The financial metric for the performance-based awards is our distributable cash flow per unit excluding commodity-related activities for the last year of the three-year vesting period as compared to established threshold, target and stretch levels. The payouts for the performance-related component of the awards can range from 0% for results below threshold, up to 200% for actual results at stretch or above. The TUR adjustment is based on our total unitholder return at the end of the three-year vesting period of the awards in relation to the total unitholder returns of certain peer entities and can increase or decrease the payout of the award by as much as 50%. Payouts related to time-based awards are based solely on the completion of the requisite service period by the employee and contain no provisions that provide for a payout other than the original number of units awarded and the associated distribution equivalents.

Performance-based awards are subject to forfeiture if a participant’s employment is terminated for any reason other than for termination within two years of a change-in-control that occurs on an involuntary basis without cause or on a voluntary basis for good cause, or due to retirement, disability or death prior to the vesting date.  These awards can vest early under certain circumstances following a change in control. Time-based awards are subject to forfeiture if a participant’s employment is terminated for any reason other than retirement, death or disability prior to the vesting date, or as the result of certain other employment restrictions. If an employee award recipient retires, dies or becomes disabled prior to the end of the vesting period, the award is prorated based upon months of employment completed during the vesting period, and the award is settled shortly after the end of the vesting period.

Compensation expense for our equity awards is calculated as the number of unit awards less forfeitures, multiplied by the grant date fair value of those awards, multiplied by the percentage of the requisite service period completed at each period end, multiplied by the expected payout percentage, less previously-recognized compensation expense.

Non-deferred director awards are paid in units valued on the grant date, with compensation expense calculated as the number of units awarded multiplied by the fair value of those units at that date. We classify deferred director awards as liability awards because they may be settled in cash. Because deferred director awards have distribution equivalent rights, the fair value of these awards equals the closing price of our units at the measurement date. Compensation expense for deferred director awards is calculated as the number of units awarded, multiplied by the fair value of those awards on the measurement date, less previously-recognized compensation expense. Director awards deferred prior to 2015 are paid in January of the year following the director’s resignation from the board of directors of our general partner or death.  Director awards deferred after January 1, 2015 are paid 60 days following the director’s death or resignation from the board of directors of our general partner.

Non-Vested Unit Awards

The following table includes the changes during the current fiscal year in the number of non-vested units that have been granted by the compensation committee. The amounts below do not include adjustments for above-target or below-target performance.

	Performance-Based Awards		Time-Based Awards		Total Awards
	Number of Unit Awards	Weighted-Average Fair Value	Number of Unit Awards	Weighted-Average Fair Value	Number of Unit Awards	Weighted-Average Fair Value
Non-vested units - 1/1/2019	390,015	$77.66	111,388	$73.09	501,403	$76.65
Units granted during 2019	182,834	$63.65	195,031	$62.91	377,865	$63.27
Units vested during 2019	(173,842)	$82.31	(30,958)	$78.05	(204,800)	$81.67
Units forfeited during 2019	(19,103)	$70.69	(15,145)	$65.18	(34,248)	$68.25
Non-vested units - 12/31/19	379,904	$69.14	260,316	$63.92	640,220	$67.02

The table below summarizes the total non-vested unit awards outstanding adjusted for estimated amounts of above-target financial performance to determine the total number of unit awards included in our total equity-based liability accrual.

Grant Date	Non-Vested Unit Awards	Adjustment to Unit Awards in Anticipation of Achieving Above- Target Financial Results	Total Unit Award Accrual	Vesting Date	Unrecognized Compensation Expense(a) (in millions)
Performance-Based Awards:
2018 Awards	205,568	—	205,568	12/31/2020	$4.9
2019 Awards	174,336	—	174,336	12/31/2021	7.3
Time-Based Awards:
2020 Vesting Date	76,820	—	76,820	12/31/2020	1.9
2021 Vesting Date	180,162	—	180,162	12/31/2021	7.5
2022 Vesting Date	3,334	—	3,334	12/31/2022	0.2
Total	640,220	—	640,220		$21.8

(a) Unrecognized compensation expense will be recognized over the remaining vesting period of the awards.

Weighted-Average Fair Value

The weighted-average fair value of awards granted during 2017, 2018 and 2019 was as follows:

	Performance-Based Awards		Time-Based Awards
	Number of Unit Awards	Weighted-Average Fair Value	Number of Unit Awards	Weighted-Average Fair Value
Units granted during 2017	189,544	$82.34	30,604	$79.10
Units granted during 2018	218,923	$73.80	83,564	$71.03
Units granted during 2019	182,834	$63.65	195,031	$62.91

Vested Unit Awards

The table below sets forth the numbers and values of units that vested in each of the three years ended December 31, 2019. The vested common units include adjustments for above-target financial and market performance.

Vesting Date	Vested Common Units	Fair Value of Unit Awards on Vesting Date (in millions)	Intrinsic Value of Unit Awards on Vesting Date (in millions)
12/31/2017	266,028	$19.9	$18.9
12/31/2018	317,037	$22.1	$18.1
12/31/2019	436,629	$31.0	$27.5

Cash Flow Effects of LTIP Settlements

The difference between the common units issued to the participants and the total number of unit awards vested primarily represents the tax withholdings associated with the award settlement, which we pay in cash.

Settlement Date	Number of Common Units Issued, Net of Tax Withholdings	Tax Withholdings and Other Cash Payments (in millions)	Employer Taxes (in millions)	Total Cash Payments (in millions)
January 2017	216,679	$13.9	$1.2	$15.1
January 2018	168,913	$9.3	$1.1	$10.4
January 2019	199,792	$9.8	$0.9	$10.7

Compensation Expense Summary

Equity-based incentive compensation expense for 2017, 2018 and 2019, primarily recorded as G&A expense on our consolidated statements of income, was as follows (in thousands):

	Year Ended December 31,
	2017	2018	2019
Performance awards	$17,823	$28,728	$17,920
Time-based awards	2,818	3,325	6,092
Total	$20,641	$32,053	$24,012